GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares

of the

Goldman Sachs Global Income Fund

(the “Fund”)

Supplement dated October 18, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”)

each dated July 29, 2019, as supplemented to date

At a meeting held on October 15-16, 2019, upon the recommendation of Goldman Sachs Asset Management International, the Board of Trustees of the Goldman Sachs Trust approved a proposal to modify the Fund’s investment restriction with respect to investments in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). This modified investment restriction replaces an existing investment restriction that prevented the Fund from investing more than 10% of its total assets in emerging countries debt.

Accordingly, effective November 18, 2019, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the last sentence in the second paragraph of the “Goldman Sachs Global Income Fund—Summary—Principal Strategy” section in the Prospectuses, as well as the last sentence in the third paragraph of the “Principal Strategy” section in the Summary Prospectuses:

The Fund may also invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”) up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its total assets measured at the time of purchase (“Total Assets”).

The following replaces in its entirety the last sentence in the third paragraph of the “Investment Management Approach—Principal Investments Strategies—Global Income Fund” section in the Prospectuses:

The Fund may also invest in emerging countries debt up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its Total Assets.

The following replaces in its entirety the existing row to the “Goldman Sachs Global Income Fund” column in, and the following footnote is added under, the “Investment Securities” table under the “Investment Management Approach—Other Investment Practices and Securities—Investment Securities” section of the Prospectuses:

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the strategies of the Fund
—	Not permitted

Global Income Fund

Emerging Country Securities	•*

*	The Global Income Fund may invest in emerging countries debt up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its total assets.

The following replaces in its entirety the first sentence in the “Description of Investment Securities and Practices—Investing in Emerging Countries” section of the SAI:

Market Characteristics. Of the Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund and High Yield Fund’s investments in foreign securities, 10%, 15%, 20%, 10% and 25% of their respective total assets may be invested in emerging countries. The Global Income Fund may invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”) up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its total assets.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MSFI3STRATSTK 10-19